YUHE INTERNATIONAL, INC.

March 2010





Safe Harbor Statement

This presentation contains certain statements that may include 'forward looking statements' within the meaning of federal securities laws. All statements, other than statements of historical facts, included herein are 'forward-looking statements'. Although the Company believes that the expectations reflected in these forward-looking statements are reasonable, they do involve assumptions, risks and uncertainties, and these expectations may prove to be incorrect. You should not place undue reliance on these forward-looking statements, which speak only as of the date of this presentation.

The Company's actual results could differ materially from those anticipated in these forward-looking statements as a result of a variety of factors, including those discussed in the Company's periodic reports that are filed with and available from the Securities and Exchange Commission. All forward-looking statements attributable to the Company or persons acting on its behalf are expressly qualified in their entirety by these factors. Other than as required under the securities laws, the Company does not assume a duty to update these forward-looking statements.

The figures reported in this document during fiscal year 2007 and 2008 are pro forma consolidated results of the Company's two operating subsidiaries, Weifang Yuhe Poultry Co. Ltd. ("PRC Yuhe") and Weifang Taihong Feed Co. Ltd. ("Taihong"). The Company believes that these results are useful for investors as more indicative of the underlying performance of the business as currently constituted for the periods presented.



Equity Snapshot

NASDAQ: YUII

• Price (02/19/2010):	$11.35
• Market Capitalization:	$178.4 M
• Common Shares Outstanding :	15.7 M
• 2008 Revenue (Pro forma):	$36.1 M
• 2008 Net Income (Pro forma):	$10.7 M
• 2009 Revenue Guidance:	$46.0 M
• 2009 Net Income Guidance:	$13.0 M
• 2009 EPS Guidance:	$0.83
• 2009 P/E Multiple*:	13.7x

* Based on the Company's 2009 EPS guidance and common shares outstanding at the end of the Q3 2009

Company Overview

- Second largest supplier of day-old broilers in China, with 3% overall market share in China and 5% in Shandong Province
- Total 1,230 full-time employees
- 28 breeding farms and 2 hatcheries
  - Current capacity: Approximately 1.8 million parent breeders; 150-180 million day old broilers per year
- Weifang Yuhe Poultry Co., Yuhe's operating subsidiary, Established in 1996 with 3,000 breeders and RMB7,000 investment.
- Advanced breeding and state-of-the-art imported hatchery equipment
- Focus on superior quality products for the local market
  - Yuhe is the only broiler producer in China to receive a "Provincial Renowned Brand" designation (Shandong Province)
  - 98% survivability guarantee

Investment Highlights

- Zero balance account receivables with strong cash flow
- Focused on most profitable link in supply chain – over 28% net margin in recent 2 years
- 0% Income Tax Rate - strong policy support from Chinese government on agriculture industry enables company's continuing high growth
- Second largest day-old broiler supplier in China
- Yuhe broilers currently command the highest price in the China market (10%-15% premium) due to high quality
- Experienced and focused management team with in depth knowledge in breeding
- Advanced health programs to prevent disease
- Proven ability to replicate business model through successful acquisition

Strong Market Demand for Broilers

- China is the second largest consumer of poultry in the world, behind the United States
- Per capita chicken consumption in China is only 1/3 of that in developed countries, representing a significant growth opportunity
- China is a net importer of broilers, consuming 200,000 more tons than it produced in 2008
- China's poultry production increased 5% in 2008 to 11.9 million tons

Broiler Consumption (millions of metric tons)



16
14
12
10
8
6
4
2
0
2004
2005
2006
2007
2008
China
EU 27
USA

Source: USDA

China's Growing Demand for Meat


Meat Demand by Category
100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
6%
9%
85%
15%
19%
66%
17%
20%
63%
1985
2005
2010E
Pork
Poultry
Beef and mutton


Meat production in China
Million Tons
(2005-2015 CAGR)
70
60
50
40
30
20
10
0
3.3%
3.9%
2.2%
2.6%
2005
2010
2015
Beef
Broiler meat
Pork
Eggs

Source: Ministry of Agriculture, Rabobank



Production Process

- Purchase parent breeding stock
- Raise for 25 weeks
- Mature chickens begin laying eggs
- Selected eggs are placed in hatchers for 21 days
- Hatchlings are sorted and picked up by customers



Productivity -
Egg per day per breeder
1.0
Total 167 eggs
To be hatched to 137 broilers
Retired
25th
66th







Food Safety

- Outbreaks of bird flu in 2005 and 2006 heightened concerns about food safety, particularly poultry
- The Chinese government has implemented a series of monitoring and prevention initiatives to prevent bird disease
- Yuhe incorporates comprehensive disease prevention procedures to ensure food safety
- All chicken feed is supplied by Purina through an on-site production facility






Food Safety - Disease Prevention System

- Location - 15 isolated breeding farm sites, roughly five miles apart



- Isolation - All breeding farm facilities have controlled, filtered air and water supplies, eliminating contact with outside animals

- Quarantine - All birds used for breeding are initially quarantined for several weeks



- Hygiene - 90 day multiple step facility refurbishment process at the end of every 66 week breeding stock cycle



Superior Quality

Broiler Source	Incubation Period (average days)	Market Weight	Kg of feed vs. Kg of broilers
Yuhe	44.5 Days	2.833g	1.76
US 2006 average	48.0 Days	2.563g	1.95

- **Yuhe broilers currently command the highest price in the Chinese market; Customers are willing to pay a 10%-15% premium for Yuhe products**
- **Experienced operational team and comprehensive production procedures ensure that breeders receive proper care**
- **Advanced facilities ensure that breeders are raised in a well-maintained, uniform environment**

Well Developed Production Procedure

- Accumulated roughly 20 years know-how in breeder breeding; almost equal to the history of broiler production in China
- Keep records every 2 hours of temperature, humidity, wind speed, air quality, etc
- Centralized data analysis department collects data every day and gives instruction to each farm
- Group decisions made by farm manager, technician, husbandry expert and chief operation officer
- ISO-9001 industry certification

Advanced Production Facilities

- Advanced equipment throughout facilities:
  - Big Dutchman plate-feeding system imported from Germany
  - Lubing nipple drinking system imported from Germany
  - Centralized temperature control system from the U.S.
  - Embrex Inovoject inoculation system imported from U.S.
  - Intelligent alley incubation system from Japan
- Average equipment lifespan of 10 to 12 years vs. the industry average of 5 to 6 years





Customers and Distribution System


Yuhe
Distributors
Small-scale chicken farms

- End-market customers are small chicken farms, averaging 5,000 chickens per farm
- Direct customers include 38 distributors, 28 of which are in Shandong Province, with at least 60 end customers each
- Increased sales do not result in increased selling expenses, since costs, such as transportation for broilers, are absorbed by distributors

Effective Strategies To Mitigate Pricing Fluctuations Of Day Old Broilers

- Projections for market trends rely on sales persons scattered in various provinces and an experienced management team.
- Retire parent breeders early when day old broiler prices are low to reduce the cost of feeding less productive breeding stock.
- Increase the purchasing volume of baby parent breeders when the prices are reaching a bottom to expand productivity in a rising price environment.
- Adjust the hatching times of broilers since eggs can be kept for up to 15 days under temperature control.

Six main factors influence the price of day old broilers


Price of Day-old Broiler "DOB"
Price of chicken meat
Price of commercial chicken
Supply of day old broilers
Seasonality, such as harvest time and Chinese spring festival
Price of feed, mainly corn and soybean
Price of pork

Effective Strategies To Mitigate Pricing Fluctuations Of Day Old Broilers

External eggs

- A good solution to leverage cost with price of DOBs and production fluctuation
  - ➢ Egg prices typically fluctuate more than day old broiler prices
- Quality control
  - ➢ Only choose qualified egg suppliers - Sign quality contract with egg suppliers
  - ➢ Use eggs produced by younger breeders, with superior quality offsetting the shortage in hardware & software of egg suppliers
  - ➢ External eggs require vaccine injections during hatching process
- External eggs are not the majority of the DOB resource



Market Presence

- Sales are generated in 10 provinces
- Main Market: Shandong Province accounts for approximately 90% of total sales, while the remainder is divided among other provinces, such as Liaoning and Heilongjiang
- Lean sales force and long term business relationships provide for cost-efficient, predictable sales cycles
- Brand name recognition: Yuhe is the only broiler producer in China to receive a “Provincial Renowned Brand” designation


Sales by Region
Shandong Province, 90%
Other Provinces, 10%


Heilongjiang
Jilin
Liaoning
Beijing
Hebei
Tianjin
Shandong
Henan
Jiangsu
Anhui
Shanghai

Yuhe Vs. Peers

- There are approximately eight major broiler suppliers and many more smaller suppliers in China with no discernable market leaders
- Yuhe is currently the <u>second largest supplier</u> of broilers in China with a <u>three percent</u> market share

	Safety	Price	Technology	Brand equity	Knowledge of local market
Small regional broiler suppliers					✓
Large regional broiler suppliers				✓	✓
International broiler suppliers	✓	✓	✓	✓	
Yuhe International Inc.	✓	✓	✓	✓	✓

***Major competitors include:**

- **Shandong Minhe**
- **Jilin Deda Ltd.**
- **Shengnong Development**
- **Shandong Liuhe Group Co, Ltd.**

Recent Production Expansion

- In March 2008, the company raised 18 M from the U.S. capital markets
- 5 new breeder farms and 40 new sets of hatchers were constructed; 13 breeder farms were acquired, increasing total breeder capacity to 1.8 M in 2009 from 0.7M in 2007
- A factory with capacity of 40 hatchers will be completed by the end of April 2010
- High margin; zero AR and effective acquisition support solid and fast growing

Year End Capacity	2007	2008	2009	Growth Rate
Parent breeders	0.7M	1.15 M	1.8M	157%
Set of hatchers	80	100	120	50%
Resource	Q1 2008	2008	Q3 2009	
Net asset	28M	41M	51M	82%



New Breeder Farm Acquisitions

Acquisition philosophy

- Purchase asset instead of merging company





Recent acquisitions:

- Weifang Dajiang Corporation
  - The leading DOB supplier in SD 10 years ago
  - Located in the same region as Yuhe
  - Owns 13 breeder farms
  - With the capacity of 60 million DOBs
- Quality assurance measures
  - Will not take over breeders from Dajiang
  - Will renovate breeder farms according to Yuhe standards
  - Eggs will be hatched in Yuhe hatching facilities

New Breeder Farm Acquisitions

Impact of the acquisitions:

- Expands capacity by 60%
- Lowers depreciation cost: the bid price is 15%-20% lower than own-construction cost
- Payback period is expected to be 2 to 3 years
- New relationships with Dajiang's distributors
- Gain a group of skilled employees with approximately 10 years breeding experience
- Cash flow in Yuhe could support the on-going business operations after Dajiang acquisition
- The company continues to search for similar acquisition opportunities in Shandong Province

Experienced Management Team

Mr. Zhentao Gao, CEO

- 17 years of experience in the chicken breeding industry
- Strong leadership and entrepreneurship
- Graduate of Shandong Laiyang Agriculture College

Mr. Gang (Vincent) Hu, CFO

- Joined Yuhe International Inc. in June 2008 as CFO
- Served as the chief financial officer of Sino-Gas International Holding Inc. from Oct 2007 to Mar 2008
- Finance director of FedEx Kinko's Greater China operations from Aug 2004 to Oct 2007
- Earned bachelor's degree from Shanghai University in Finance and Economics

Mr. Wengui Ding, CTO

- Expert in animal husbandry science
- Leader of system development and control programs
- Graduate of Heilongjiang Agriculture University

Mr. Jinhua Zhang, Board Secretary

- Joined Yuhe International Inc. in 2007
- Experience working at public companies
- Graduate of Shandong Light Industry College

Growth Strategy

- **Focus on day-old-broiler business expansion in Shandong Province**
  - **Leveraging well-established comprehensive system, including production control, technical support, after sales services and so on**

- **Expand into other regions by replicating current model**
  - **Build market presence in northeastern and central China in future**
  - **Consider additional geographic expansion through acquisitions**

Income Statement Summary

Summary Income Statement	First nine months of 2009	First nine months of 2008 (Pro forma)	3Q 2009	3Q 2008
Revenue	$34.0M	$17.8M	$13.2M	$9.6M
Gross Profit	$12.0M	$4.7M	$5.2M	$2.5M
Gross Margin	35.4%	26.6%	39.1%	26.2%
Operating Income	$9.6M	$2.8M	$4.3M	$1.6M
Operating Margin	28.1%	15.8%	32.3%	16.7%
Net Income	$9.2M	$3.0M	$4.1M	$1.9M
EPS-diluted	$0.57	$0.21	$0.26	$0.12
Weighted Average Shares Outstanding - diluted	15,931,379	13,985,255	15,931,379	15,989,256

Strong Revenues



Revenue ($mil)
$50.0
$45.0
$40.0
$35.0
$30.0
$25.0
$20.0
$15.0
$10.0
$5.0
$0.0
CAGR = 46.6%
$14.6
$22.1*
$36.1*
$46.0^
$17.8*
$34.0
2006
2007
2008
2009E
9 mos of 2008
9 mos of 2009

*Pro forma

^exceeds make good provision of $41.0 million



Net Income Growth

Net Income ($mil)



$18.0
$13.0
$8.0
$3.0
-$2.0
CAGR=48.4%
$13.0^
$10.7*
$9.2
$5.9*
$3.0*
2006
2007
2008
2009E
9 mos of 2008
9 mos of 2009
-$3.6

*Pro forma

^Meets 2009 make good provision of $12.3 million



Strong Balance Sheet

($ in millions)	As of 9/30/09 (unaudited)	As of 12/31/08 (Audited)
Cash and Equivalents	$22.0	$13.4
Inventories	$6.0	$6.6
Total Current Assets	$29.5	$20.7
Plant and Equipment, net	$26.6	$27.1
Total Assets	$72.8	$61.5
Total Current Liabilities	$18.9	$10.5
Long-term Loans	$2.5	$9.4
Total Liabilities	$21.4	$19.9
Total Shareholders' Equity	$51.4	$41.6
Total Liabilities and Shareholders' Equity	$72.8	$61.5

Cash Flow Statement Summary

	Nine months ended 9/30/09 (unaudited)	Twelve months ended 12/31/08 (Audited)
Net cash provided by (used in) operating activities	$ 12,790,656	$ (1,761,854)
Net cash provided by (used in) investing activities	(3,996,735)	(13,928,211)
Net cash provided by financing activities	(210,412)	27,911,982
Effect of foreign currency translation on cash and cash equivalents	40,836	140,120
Net increase (decrease) in cash	8,624,345	12,362,037
Cash- beginning of period	13,412,205	1,050,168
Cash- end of period	22,036,550	13,412,205

Attractive Valuation

	Ticker	Price (02/19/2010)	Market Cap	P/E (TTM)	P/B (MRQ)	Revenue Growth (MRQ YoY)	Gross Margin
Yuhe International	**YUII**	**$11.35**	**$178.4 M**	**10.7x**	**3.3x**	**37.4%**	**35.4%**
Smithfield	SFD	$16.87	$2,800 M	N/A	1.0x	-14.4%	5.4%
Tyson Foods	TSN	$16.95	$6,380 M	N/A	1.4x	1.7%	4.5%
Sanderson Farms	SAFM	$50.9	$1,040 M	12.7x	2.4x	1.9%	11.2%
Shandong Minhe	002234	CNY 15.94	CNY 1.71 B	N/A	2.8x	-12.3%	6.3%
Shengnong Development	002299	CNY 26.03	CNY 10.59 B	68.5x	12.7x	11.0%	21.9%

Note: TTM earnings for Smithfield, Tyson Foods, and Shandong Minhe are all negative.
China A share market closed to observe Chinese New Year, so the share prices of Shandong Minhe and Shengnong Development were on Feb 12, 2010.

Contact Information

Company Contact:

Mr. Vincent Hu
Chief Financial Officer
Yuhe International Inc.
Phone: +86-536-730-0667
Email: vincent.hu@yuhepoultry.com

Mr. Jason Wang
Director of Investor Relations
Phone: +1-765-409-1844
Email: jason.wang@yuhepoultry.com

Investor Relations:
Mr. Crocker Coulson, President
CCG Investor Relations Inc.
Phone: +1-646-213-1915 (New York)
Email: crocker.coulson@ccgir.com

Legal Counsel:
Mr. Simon Luk
Partner
Winston & Strawn LLP
Email: Sluk@winston.com

Auditor:
Grant Thornton



Investment Highlights

- Zero balance account receivables with strong cash flow
- Focused on most profitable link in supply chain – over 26% net margin in recent 3 years
- 0% Income Tax Rate - strong policy support from Chinese government on agriculture industry enables company's continuing high growth
- Second largest day-old broiler supplier in China
- Yuhe broilers currently command the highest price in the China market (10%-15% premium) due to high quality
- Experienced and focused management team with in depth knowledge in breeding
- Advanced health programs to prevent disease
- Proven ability to replicate business model through successful acquisition

Appendix: Corporate Structure



Grandparent breeder farm
Import grandparent breeding stock produce parent chicks
Parent breeder farm
Raised to 25 weeks
Parent becomes productive
(66 weeks of productivity)
Our Segments
Yuhe is part of the commercial broiler supply chain
Hatchery
Eggs are in hatcheries for 21 days
Our Product: Day-old Broilers
Broiler farm
Broilers reach market weight in 45 days
Processing plant
Consumers

** 1 breeder produce 167 eggs which hatch to 137 broilers over its production lifetime of 66 weeks*